THE HUNTINGTON FUNDS

SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2015

HUNTINGTON MONEY MARKET FUND

CLASS A SHARES

INSTITUTIONAL SHARES

INTERFUND SHARES

SUPPLEMENT DATE: OCTOBER 1, 2015

At a meeting of the Board of Trustees (the “Board”) of The Huntington Funds (the “Trust”) held on September 29, 2015, the Board considered and approved the recommendation of Huntington Asset Advisors, Inc. (the “Advisor”) to dissolve and liquidate the Huntington Money Market Fund (the “Fund”). Accordingly, the Advisor will prepare a Plan of Liquidation (the “Plan”) for execution by the Trust. The Fund will be dissolved and liquidated on or about November 20, 2015 (the “Liquidation Date”).

Previously, the Fund had entered into an Agreement and Plan of Reorganization (the “Prior Agreement”) pursuant to which the Fund was scheduled, subject to shareholder approval, to be reorganized into the Federated Prime Cash Obligations Fund (the “Federated Fund”) on or about November 20, 2015. While this Prior Agreement is being terminated, the Advisor intends to effect an orderly liquidation of the Fund and to work with Federated Investment Management Company, a subsidiary of Federated Investors, Inc. and the investment adviser to the Federated Fund, on a transition of shareholder accounts and assets from the Fund to the Federated Fund (or other money market funds sponsored and advised by Federated) prior to and/or on the Liquidation Date. Additional information will be provided to intermediaries and shareholders prior to the Liquidation Date.

If you still hold shares of the Fund on the Liquidation Date, and your account is not transitioning to the Federated Fund or another Federated money market fund, your shares will automatically be redeemed and the proceeds remitted to you (via check or wire) based upon the instructions listed on your account (unless you have provided alternative instructions for your proceeds).

If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after the Liquidation Date.

As shares are redeemed from the Fund between the date of this supplement and the Liquidation Date, the Fund may not be able to continue to invest its assets in accordance with its stated investment objective and policies. Accordingly, the Fund may deviate from its stated investment objective and policies during the period between the date of this supplement and the Liquidation Date.

The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling The Huntington Funds at 800-253-0412.